UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 9, 2007
Altus Pharmaceuticals Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-51711	04-3573277

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

125 Sidney Street, Cambridge, Massachusetts	02139

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	617-299-2900
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit Index
Ex-99.1 Press Release dated May 9, 2007
Ex-99.2 Press Release dated May 9, 2007

Item 2.02 Results of Operations and Financial Condition.
On May 9, 2007, Altus Pharmaceuticals Inc. announced its financial results for the three-month period ended March 31, 2007. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
Item 7.01 Regulation FD Disclosure
On May 9, 2007, Altus Pharmaceuticals Inc. announced the start of its Phase III clinical trial to evaluate the efficacy and safety of ALTU-135, an oral enzyme replacement therapy for cystic fibrosis patients with pancreatic insufficiency. The full text of the press release issued in connection with the announcement is being furnished as Exhibit 99.2 to this current report on Form 8-K.
The information in this Current Report on Form 8-K and the Exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits
The following exhibits are furnished herewith:

99.1	Press Release dated May 9, 2007

99.2	Press Release dated May 9, 2007

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Altus Pharmaceuticals Inc.
May 9, 2007	By:	/s/ Jonathan I. Lieber
		Name:	Jonathan I. Lieber
		Title:	Vice President, Chief Financial Officer and Treasurer

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated May 9, 2007

99.2	Press Release dated May 9, 2007